Exhibit 99.2

Mobile Viewpoint Corporate B.V.

located, Alkmaar

Report on the financial

statements ending

June 30, 2021

Mobile Viewpoint Corporate B.V. Alkmaar

Mobile Viewpoint Corporate B.V. Alkmaar

Mobile Viewpoint Corporate

B.V. Alkmaar

Consolidated financial statements

2

Mobile Viewpoint Corporate B.V. Alkmaar

Consolidated balance sheet as at 30 June 2021

(After proposal appropriation of result)

Assets

		30-06-2021		31-12-2020
		€	€	€	€
Fixed assets

Intangible assets	1
Development costs			166.509		197.463

Property, plant and equipment	2
Other tangible assets			104.847		120.927

Current assets

Inventories and work in progress
Finished goods for resale and parts	3		1.949.427		1.741.712

Receivables
Trade receivables	4	690.947		1.068.960
Taxes and social security charges	5	269.085		208.968
Other accounts receivable	6	84		15.991
Accruals and prepaid expenses	7	445.210		226.515
			1.405.326		1.520.434
Cash and cash equivalents
Cash		838		838
ING Bank N.V.		664.634		1.861.560
			645.472		1.862.398
			4.271.581		5.442.934

3

Mobile Viewpoint Corporate B.V. Alkmaar

Liabilities

		30-06-2021		31-12-2020
		€	€	€	€
Group equity	8		2.820.893		2.730.452

Provisions
Deferred tax liabilities	9		39.493		39.493

Current liabilities, accruals and deferred income
Trade payables	10	383.931		272.542
Liabilities to group companies	11	694.264		1.385.660
Payables relating to taxes and social security contributions	12	30.251		34.994
Other payables	13	25.741		722.053
Accruals and deferred income	14	273.008		257.740
			1.411.195		2.672.989

			4.271.581		5.442.934

4

Mobile Viewpoint Corporate B.V. Alkmaar

Consolidated profit and loss account for the period 01-01 /30-06-2021

		01-01 /30-06-2021			2020
		€	€	€	€

Net Turnover	15		1.986.430		5.603.035
Cost of raw materials	16	671.849	2.086.659
Wages and salaries	17	535.368	1.706.310
Social security charges	18	69.709		138.970
Pension contributions	19	10.816		18.495
Depreciation of intangible and tangible	20
fixed assets		94.515		182.398
Other operating expenses	21	315.619		767.074

Total of sum of expenses			1.697.876		4.899.906
Total of operating result			288.554		703.129

Other interest and similar income	22	9.846		-
Interest and similar expenses	23	-188.108		-26.011
Currency exchange differences		-		-39.357

Financial income and expense			-178.262		-65.368
Total of result of activities before tax			110.292		637.761
Income tax expense	24		-19.850		-102.335

Total of result after tax			90.442		535.426

5

Mobile Viewpoint Corporate B.V. Alkmaar

Notes to the consolidated financial statements

Entity information

Registered address and registration number trade register

The registered and actual address of Mobile Viewpoint Corporate B.V. is Keesomstraat 10 E, 1821 BS in Alkmaar Nederland. Mobile Viewpoint Corporate B.V. is registered at the Chamber of Commerce under number 59790989.

General notes

The most important activities of the entity

The activities of Mobile Viewpoint Corporate B.V. and its group companies consist mainly of developing services and products for mobile data transmission and commercial computer management services.

Disclosure of going concern

The accounting principles applied to the valuation of assets and liabilities and the determination of results in these financial statements are based on the assumption of continuity of the company. The financial impact of the Covid-19 pandemie is small. Although a few of our customers operate in an industry that initially became hard due to the consequences of the virus and as a result we have seen a slight decrease in turnover for a few months, this has manifested itself in the recovered during the year and new turnover was also generated as a result of the measures. Because of this, the continuity assumption used is therefore not affected.

Disclosure of group structure

Mobile Viewpoint Corporate B.V. is part of a group. The head of this group is Triple IT Corporate B.V. The financial statements of Mobile Viewpoint Corporate B.V. are included in the consolidated financial statements of Triple IT Corporate B.V.

Disclosure of estimates

In applying the principles and policies for drawing up the financial statements, the directors of Mobile Viewpoint Corporate B.V. make different estimates and judgments that may be essential to the amounts disclosed in the financial statements. If it is necessary in order to provide the transparency required under Book 2, article 362, paragraph 1, the nature of these estimates and judgments, including related assumptions, is disclosed in the notes to the relevant financial statement item.

The impact of the corona crises, wich is disclosed in the paragraph ‘Disclosure of going concern’, have not led to revision of estimates in the financial statement.

Disclosure of consolidation

The consolidation includes the financial information of Mobile Viewpoint Corporate B.V., its group companies and other entities in wich it exercises control or whose central management it conducts. Group companies are entities in wich Mobile Viewpoint Corporate B.V. exercises direct or indirect control based on a shareholding of more than one half of the voting rights, or of wich it has the authority to govern otherwise their financial and operating policies. Potential voting rights that can be exercised directly from the balance sheet date are also taken into account.

Group companies and other entities in wich Mobile Viewpoint Corporate B.V. exercises control or whose central management it conducts are consolidated in full. Participating interests in group equity and group result are disclosed seperately. Participating interests over wich no control can be exercised (associates) are not included in the consolidation.

Intercompany transactions, profits and balances among group companies and other consolidated entities are eliminated, unless these results are realised through transactions with third parties. Unrealised losses on intercompany transactions are also eliminated, unless such a loss qualifies as an impairment. The accounting policies of group companies and other consolidated entities have been changed when necessary, in order to align them to the prevailing group accounting policies.

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Mobile Viewpoint Corporate B.V. Alkmaar

The consolidated companies are listed below:

-	Mobile Viewpoint B.V., Alkmaar, the Netherlands (100%)
-	IQ VideoSolutions B.V., Alkmaar, the Netherlands (100%)

General accounting principles

The accounting standards used to prepare the financial statements

The consolidated financial statements are drawn up in accordance with the provisions of Title 9, Book 2 of the Dutch Civil Code and the Dutch Accounting Standards, as published by the Dutch Accounting Standards Board (‘Raad voor de Jaarverslaggeving’).

Assets and liabilities are generally valued at historical cost, production cost or at fair value at the time of acquisition. If no specific valuation principle has been stated, valuation is at historical cost.

The functional currency

Items included in the financial statements of group companies are measured using the currency of the primary economic environment in which the respective group company operates (the functional currency). The consolidated financial statements are presented in euros, which is the functional and presentation currency of Mobile Viewpoint Corporate B.V.

Foreign currency

Transactions, receivables and liabilities

Transactions in foreign currencies are stated in the financial statements at the exchange rate of the functional currency on the transaction date.

Monetary assets and liabilities in foreign currencies are converted to the closing rate on the balance sheet date of the functional currency. The translation differences resulting from settlement and conversion are credited or charged to the income statement.

Non-monetary assets measured at historical cost in a foreign currency are converted at the exchange rate on the transaction date.

Non-monetary assets (other than goodwill) measured at fair value in a foreign currency are converted at the exchange rate on the date on which the fair value was determined.

Operating leases

The corporation has lease contracts whereby a large part of the risks and rewards associated with ownership are not for the benefit of or incurred by the corporation. The lease contracts are recognised as operational leasing. Lease payments are recorded on a straight-line basis, taking into account reimbursements received from the lessor, in the consolidated profit and loss account for the duration of the contract.

Accounting principles

Intangible assets

Intangible fixed assets are stated at historical cost less amortisation. Impairments are taken into consideration; this is relevant in the event that the carrying amount of the asset (or of the cash-generating unit to which the asset belongs) is higher than its realisable value.

With regard to the determination as to whether an intangible fixed asset is subject to an impairment, please refer to the relevant section.

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Mobile Viewpoint Corporate B.V. Alkmaar

Research costs are recognised in the consolidated profit and loss account. Expenditure on development projects is capitalised as part of the production cost if it is likely from both a commercial and technical perspective that the project will be successful (i.e.: if it is likely that economic benefits will be realised) and the cost can be determined reliably. A legal reserve has been recognised within equity with regard to the recognised development costs for the capitalised amount. The amortisation of capitalised development costs commences at the time when the commercial production starts and takes place over the expected future useful life of the asset.

Property, plant and equipment

Other tangible fixed assets are valued at historical cost or production cost including directly attributable costs, less straight-line depreciation based on the expected future life and impairments.

Subsidies on investments will be deducted from the historical cost price or production cost of the assets to which the subsidies relate.

Inventories

Inventories (stocks) are valued at cost price based on the last known purchase price or lower realisable value.

The cost price consists of the historical cost or production cost and costs incurred in order to bring the stocks to their current location and current condition. The production cost includes direct labour and fixed and variable production overheads.

The realisable value is the estimated sales price less directly attributable sales costs. In determining the realisable value the obsolescence of the inventories is taken into account.

Receivables

Receivables are recorded initially at fair value and then at amortised cost, net of any provision for doubtful debts, determined individually. On initial recognition the fair value and the amortised cost are the same as the face value.

Cash and cash equivalents

Cash at banks and in hand represent cash in hand, bank balances and deposits with terms of less than twelve months. Overdrafts at banks are recognised as part of debts to lending institutions under current liabilities. Cash at banks and in hand is valued at nominal value.

Provisions

Provisions are measured at the best estimate of the amount that is necessary to settle the obligation as per the balance sheet date. Provisions are recognised at the present value of the expenditures expected to be required to settle the obligations, where the effect of the time value of money is material. If the period for which the expenditures are discounted is one year or less, other provisions are measured at undiscounted amounts. If a provision is measured at present value, any changes in the provision due to accrued interest are presented as interest expense.

Dutch pension schemes:

Mobile Viewpoint B.V. has a pension scheme to which the provisions of the Dutch Pension Act (`Pensioenwet’) are applicable. Mobile Viewpoint B.V. pays premiums based on (legal) requirements, a contractual or voluntary basis to an insurance companies. Premiums are recognised as employee cost when they are due. Prepaid contributions are recognised as deferred assets if these lead to a refund or reduction of future payments.

Contributions that are due but have not yet been paid are presented as liabilities.

Deferred tax liabilities

Deferred tax liabilities are recognised for temporary differences between the value of the assets and liabilities under tax regulations on the one hand and the book values applied in these financial statements on the other. The computation of the deferred tax liabilities is based on the tax rates prevailing at the end of the reporting year or the rates applicable in future years, to the extent that they have already been enacted by law.

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Mobile Viewpoint Corporate B.V. Alkmaar

Deferred tax balances are measured at undiscounted value.

Current liabilities

On initial recognition current liabilities are recognised at fair value. After initial recognition current liabilities are recognised at the amortised cost price, being the amount received taking into account premiums or discounts and minus transaction costs. This is usually the nominal value.

Accounting principles for determining the result

The result is the difference between the realisable value of the goods/services provided and the costs and other charges during the year. The results on transactions are recognised in the year in which they are realised.

Revenue recognition

Net turnover comprises the income from the supply of goods and services after deduction of discounts and such like and of taxes levied on the turnover.

Revenues from the goods supplied are recognised when all significant risks and rewards in respect of the goods have been transferred to the buyer.

Revenues from the services rendered are recognised in proportion to the services delivered, based on the services rendered up to the balance sheet date in proportion to the total of services to be rendered.

Gross operating result

The gross margin includes the net turnover, other operating income, costs of raw materials and consumables and costs of work contracted out, and other external costs.

Expenses of employee benefits

Short-term employee cost:

Salaries, wages and social security contributions are charged to the income statement based on the terms of employment, where they are due to employees and the tax authorities respectively.

Pension:

Mobile Viewpoint B.V. applies the liability approach for all pension schemes. The premium payable during the financial year is charged to the result. Changes in the pension provision are also charged to the result. We refer to the valuation principles for assets and liabilities, under Provision for pensions.

Amortisation of intangible assets

Intangible fixed assets are amortised from the date of initial use over the expected future economic life of the asset.

Future amortisation is adjusted if there is a change in estimated future useful life. Gains and losses from the occasional sale are included in depreciation.

Depreciation of property, plant and equipment

Tangible fixed assets are depreciated from the date of initial use over the expected future economic life of the asset, while taking into account any applicable restrictions from tangible fixed assets.

Future depreciation is adjusted if there is a change in estimated future useful life.

Gains and losses from the occasional sale of tangible fixed assets are included in depreciation. Financial income and expenses

Interest income and expenses are recognised on a pro rata basis, taking account of the effective interest rate of the assets and liabilities to which they relate. In accounting for interest expenses, the recognised transaction expenses for loans received are taken into consideration.

Exchange differences that arise from the settlement or translation of monetary items are recorded in the profit and loss account in the period in which they occur, unless hedge-accounting is applied.

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Mobile Viewpoint Corporate B.V. Alkmaar

Dividends to be received from participations and securities not carried at net asset value are recognised as soon as Mobile Viewpoint Corporate B.V. has acquired the right to them.

Income tax expense

Tax on the result is calculated based on the result before tax in the consolidated profit and loss account, taking account of the losses available for set-off from previous financial years and exempt profit components and after the addition of non-deductible costs. Due account is also taken of changes which occur in the deferred tax assets and deferred tax liabilities in respect of changes in the applicable tax rate.

In the financial statements of group companies a tax charge is calculated on the basis of the accounting result. The corporate income tax that is due by these group companies is charged into the current accounts with Mobile Viewpoint Corporate B.V.

10

Mobile Viewpoint Corporate B.V.
Alkmaar

Notes to the consolidated balance sheet

Fixed assets

1 Intangible assets

Development
costs
€

Balance as at 1 January 2021

Cost or manufacturing price	611.510

Accumulated amortization	-414.047

Book value as at 1 January 2021	197.463

Movements

Additions	30.102

Amortisations	-61.056

Balance movements	15.411

Balance as at 30 June 2021

Cost or manufacturing price	641.612

Accumulated amortization	-475.103

Book value as at 30 June 2021	166.509

Amortisation and depreciation on intangible assets over a period of 3 years. This period equals the useful life.

11

Mobile Viewpoint Corporate B.V.
Alkmaar

2 Property, plant and equipment

Other tangible
assets
€

Balance as at 1 January 2021

Cost or manufacturing price	260.217

Accumulated depreciation	-139.290

Book value as at 1 January 2021	120.927

Movements

Additions	8.145

Depreciation	-24.069

Disposals	-4.800

Depreciation on disposals	4.644

Balance movements	-16.080

Balance as at 30 June 2021

Cost or manufacturing price	269.630

Accumulated depreciation	-164.783

Book value as at 30 June 2021	104.847

Depreciation percentages used between 20%-33,3%

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Mobile Viewpoint Corporate B.V.
Alkmaar

Current assets

	30-06-2021	31-12-2020
	€	€
3 Finished goods for resale and parts
Finished goods for resale	1.124.084	954.428
Parts	825.343	787.284
	1.949.427	1.741.712
Receivables
4 Trade receivables
Trade receivables	690.947	1.068.960

5 Taxes and social security charges
Value added tax	143.672	63.515
Company tax	125.413	145.263
Pension contributions	-	190
	269.085	208.968

6 Other amounts receivable
Other amounts receivable	1.215	10.182
Deposit	5.809	5.809
	7.024	15.991

7 Accruals and prepaid expenses
Prepaid expenses	155.840	155.816
Accruals	282.346	70.699
	438.186	226.515

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Mobile Viewpoint Corporate B.V.
Alkmaar

Liabilities

8 Group equity

The shareholders’ equity is explained in the notes to the non-consolidated balance sheet.

Provisions

9 Deferred tax liabilities

	30-06-2021	2020
	€	€
Balance as at 1 January	39.493	36.410
Addition	-	3.083
Balance as at 31 December	39.493	39.493

Deferred tax liabilities are recognised for the taxable temporary differences between the tax base and the accounting base of intangible fixed assets, and it is probable that the temporary difference will not be reversed in the foreseeable future.

Current liabilities, accruals and deferred income

10 Trade payables

Accounts payable	383.931	272.542

11 Liabilities to group companies

Current account Triple IT B.V.	698.264	607.713
Current account Triple IT Corporate B.V.	-	777.947
	698.264	1.385.660

An interest rate of 4% (2019: 4%) is applicable to the average intercompany balances. In respect of repayment and securities, no agreements have been made.

12 Payables relating to taxes and social security contributions

Wage tax	30.251	34.994

13 Other payables

Net wages	-	-
Audit and consultancy costs	15.245	6.370
Other amounts payable	10.766	715.683
	26.010	722.053

Other amounts payable 2020 includes management bonus €600.000.

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Mobile Viewpoint Corporate B.V.
Alkmaar

	30-06-2021	31-12-2020
	€	€
14 Accruals and deferred income
Holiday allowance	23.259	62.631
Accruals and deferred income	249.479	195.109
	272.738	257.740

Contingent assets and liabilities

Off-balance sheet commitments relating to guarantees

Mobile Viewpoint B.V. has provided performance Bond Guarantee for an amount of €30.621.

Disclosure of operating leases

As per year end the commitments relating with operating lease can be specified as follows:

Total Due €79.710, within one year €25.800, between one and five years €53.910, longer than five years €0 ..

15

Mobile Viewpoint Corporate B.V.
Alkmaar

Notes to the consolidated profit and loss account

	01-01/30-6-21	2020
	€	€
15 Net Turnover
Turnover	1.986.430	5.603.035

16 Cost of raw materials
Cost of sales	671.849	2.086.659

17 Wages and salaries
Wages	535.368	1.113.455
Bonus	-	600.000
Sickness benefit	-	-7.145
	535.368	1.706.310

The bonus concerns bonus management due to settlements in the past. The bonus has been paid in 2021.

18 Social security charges
Social security charges	85.909	166.042
Tax credit WBSO	-16.200	-27.072
	69.709	138.970

19 Pension contributions
Pension charges	10.816	18.495

20 Depreciation of intangible and tangible fixed assets
Amortisation of intangible fixed assets	61.056	107.046
Depreciation of tangible fixed assets	33.459	75.352
	94.515	182.398

16

Mobile Viewpoint Corporate B.V.
Alkmaar

	01-01/30-06-21	2020
	€	€
Depreciation of tangible fixed assets
Other fixed assets	24.069	51.712
Charged depreciation costs Triple IT B.V.	9.390	23.640
	33.459	75.352
21 Other operating expenses
Other expenses of employee benefits	80.348	172.382
Housing expenses	34.247	65.181
Selling expenses	75.750	302.772
Car expenses	15.487	32.006
Office expenses	79.608	151.715
General expenses	30.179	43.018
	315.619	767.074
22 Other interest and similar income
Interest of receivables from group companies	9.846	-

23 Interest and similar expenses
Interest liabilities to group companies	-	18.383

Paid bank interest	188.108	7.628

Interest liabilities to group companies	188.108	26.011

Interest current account Triple IT Corporate B.V.	-	18.383

24 Income tax expense

Tax on result
Corporate income tax current financial year	19.850	99.475
Corporate income tax previous financial year	-	-223
Deferred corporate income tax	-	3.083
Total	19.850	102.335

17

Mobile Viewpoint Corporate B.V.
Alkmaar

25 Reconciliation to US GAAP

Certain transactions and account balances that will be recorded differently when prepared in accordance with generally accepted accounting principles in the United States of America. The following table reconciles certain items in the consolidated balance sheet as at 30 June 2021 and consolidated profit and loss accounts for 01-01/30-06-2021 to US GAAP:

-

	Reported under Dutch GAAP	Adjustment	US GAAP
	€	€	€
Assets
Intangible fixed assets	166.509	-166.509	-
Tangible fixed assets	104.847	-	104.847
Inventories	1.949.427	-	1.949.427
Receivables	1.405.326	-	1.405.326
Cash and cash equivalents	645.472	-	645.472
Total	4.271.581	-166.509	4.105.072
Liabilities
Group equity	2.820.893	-166.509	2.654.384
Provisions	39.493	-	39.493
Current liabilities, accruals and deferred income	1.411.195	-	1.411.195
Total	5.442.934	-166.509	4.105.072
Profit and loss account
Net Turnover	1.986.430	-	1.986.430
Cost of raw materials	671.849	-	-671.849
Wages and salaries	-535.368	-	-535.368
Social security charges	-69.709	-	-69.709
Pension contributions	-10.816	-	-10.816
Depreciation/amortization	-94.515	61.056	-33.459
Other operating expenses	-315.619	-30.102	-345.721
	288.554	30.954	319.508
Interest and simulair income	-178.262	-	-178.262
Currency exchange differences	-	-	-
	110.292	30.954	141.246
Income tax expense	-19.850	-	-19.850
Total	90.442	30.954	121.396

26 Subsequent events

On August 16 2021, Triple IT Corporate B.V. entered into agreement with Vislink Limited to sell 100% of the outstanding capital of the Company, for an aggregate purchase price of €14.8 million plus the assumption and payment of €717.785 of intercompany indebtedness, all paid by Vislink Limited in cash, subject to certain routine closing adjustments in respect of working capital and net indebtedness. The transaction was closed on August 16, 2021.

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